Vanguard Global Wellesley® Income Fund

Supplement Dated August 8, 2019, to the Prospectus and Summary Prospectus for Investor Shares & Admiral™ Shares Dated December 3, 2018

Effective immediately, Andre J. Desautels will replace Ian R. Link as a portfolio manager of Vanguard Global Wellesley Income Fund. The Fund’s investment objective, strategies, and policies will remain unchanged.

Prospectus and Summary Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

Portfolio Managers

Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has co-managed the fixed income portion of the Fund since its inception in 2017.

Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has co-managed the fixed income portion of the Fund since its inception in 2017.

Andre J. Desautels, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has managed the equity portion of the Fund since 2019.

Prospectus Text Changes

The following replaces similar text under the heading “Investment Advisor”:

The managers primarily responsible for day-to-day management of the Fund are:

Loren L. Moran, CFA, Managing Director and Fixed Income Portfolio Manager of Wellington Management. She has worked in investment management since 2001, has been with Wellington Management since 2014, and has co-managed the fixed income portion of the Fund since its inception in 2017. Education: B.S., Georgetown University.

Michael E. Stack, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management. He has worked in investment management since 1981, has been with Wellington Management since 2000, and has co-managed the fixed income portion of the Fund since its inception in 2017. Education: B.A., University of Virginia.

Andre J. Desautels, CFA, Senior Managing Director and Equity Portfolio Manager of Wellington Management. He has worked in investment management since 1994, has been with Wellington Management since 2006, and has managed the equity portion of the Fund since 2019. Education: B.Com, McGill University.

The Fund’s Statement of Additional Information provides information about each portfolio manager’s compensation, other accounts under management, and ownership of shares of the Fund.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 1496C 082019

Vanguard World Fund

Supplement Dated August 8, 2019, to the Statement of Additional Information Dated December 3, 2018

Important Changes to Vanguard Global Wellesley Income Fund (the “Fund”)

Effective immediately, Andre J. Desautels will replace Ian R. Link as a portfolio manager of Vanguard Global Wellesley Income Fund. The Fund’s investment objective, strategies, and policies will remain unchanged.

Statement of Additional Information Text Changes

In the Investment Advisory and Other Services section, the following replaces similar text in

Section IV. Vanguard Global Wellington Fund and Vanguard Global Wellesley Income Fund in the first paragraph under the sub-heading 1. Other Accounts Managed on page B-71:

Andre Desautels manages the equity portion of Vanguard Global Wellesley Income Fund; as of August 31, 2018, the Fund held assets of $501 million. As of June 30, 2019, Mr. Desautels also managed 9 other registered investment companies with total assets of $251 million (advisory fees based on account performance for 1 of these accounts with total assets of $10.7 million), 25 other pooled investment vehicles with total assets of $560.6 million (advisory fees based on account performance for 6 of these accounts with total assets of $292.4 million), and 58 other accounts with total assets of $1.1 billion (advisory fees based on account performance for 14 of these accounts with total assets of $308.8 million).

In the same section, the following replaces the second paragraph under the sub-heading 2. Material Conflicts of Interest on page B-72:

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Managers may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the relevant Fund. Ms. Kofman, Ms. Moran, Mr. Desautels, and Mr. Stack also manage accounts that pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts previously identified.

In the same section, the following replaces the last sentence under the sub-heading 3. Description of Compensation on page B-73:

Messrs. Desautels and Stack are Partners.

In the same section, the following replaces the last sentence under the sub-heading 4. Ownership of Securities on page B-73:

As of August 31, 2018 (and as of June 30, 2019 for Mr. Desautels), the named portfolio managers for Vanguard Global Wellesley Income Fund owned shares of the Fund in the following amounts: Ms. Moran, $1–$10,000; Mr. Stack, $500,001–$1,000,000; and Mr. Desautels, none.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

SAI 23J 082019